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INDEPENDENT AUDITORS' CONSENT                                        EXHIBIT 23
                                                                    (1996 10-K)



We consent to the incorporation by reference in Registration Statements of Applied Power Inc. on Forms S-8 No. 33-18140, No. 33-21250, No. 33-24197, No.
33-38719, No. 33-38720 and No. 33-62658 of our report dated September 26, 1996 appearing in this Annual Report on Form 10-K of Applied Power Inc. for the year ended August 31, 1996



DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin
November 15, 1996